Exhibit 99.4

AUTOMD, INC.

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT (the “Agreement”) is made and entered into as of this 8th day of October, 2014, by and among AUTOMD, INC., a Delaware corporation (the “Company”), and each of the persons and entities listed on Exhibit A hereto (the “Investors”).

RECITALS

WHEREAS, certain of the Investors are purchasing shares of the Company’s Common Stock (the “Common Stock”) pursuant to that certain Common Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”), and certain of the Investors are existing holders of the Common Stock;

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to enter into this Agreement in order to grant first refusal and co-sale rights as set forth below.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

1.1 “Investor Stock” shall mean the shares of Common Stock now owned or subsequently acquired by the Investors whether or not such securities are only registered in an Investor’s name or beneficially or otherwise legally owned by such Investor.

1.2 For purposes of this Agreement, the term “Transfer” shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Investor Stock.

2. Transfers by an Investor.

2.1 Notice of Transfer. Other than in connection with a Transfer excluded by Section 3.1, if an Investor (the “Selling Investor”) proposes to Transfer any shares of Investor Stock then the Selling Investor shall promptly give written notice (the “Notice”) simultaneously to the Company and to each of the other Investors at least 45 days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without

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limitation, the number of shares of Investor Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee.

2.2 Company Right of First Refusal. For a period of 30 days (the “Company ROFR Period”) following receipt of any Notice described in Section 2.1, the Company shall have the right to purchase all (but not less than all) of the Investor Stock subject to such Notice on the same terms and conditions as set forth therein. The Company’s purchase right shall be exercised by written notice signed by an officer of the Company (the “Company Notice”) and delivered to the Selling Investor within the Company ROFR Period. The Company shall effect the purchase of the Investor Stock, including payment of the purchase price, not more than five business days after delivery of the Company’s Notice, and at such time the Selling Investor shall deliver to the Company the certificate(s) representing the Investor Stock to be purchased by the Company, each certificate to be properly endorsed for transfer. The Investor Stock so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Company’s Common Stock.

2.3 Investor Right of First Refusal.

(a) In the event that the Company does not elect to purchase all of the Investor Stock available pursuant to its rights under Section 2.2 within the Company ROFR Period, the Selling Investor shall give written notice within 20 days following the earlier to occur of (i) any waiver by the Company of its rights under Section 2.2 or (ii) the expiration of Company ROFR Period (the “Second Notice”) to each of the other Investors, which shall state that the Company did not purchase the Investor Shares subject to the Notice set forth in Section 2.1. Each Investor which, together with any person or entity affiliated with such Investor, owns at least 10% of the outstanding Common Stock as of the date of the Second Notice (such Investors, the “Qualified Investors”) shall then have the right, exercisable upon written notice to the Selling Investor (the “Investor Notice”) within 10 days after the receipt of the Second Notice (the “Investor ROFR Period”), to purchase its pro rata share of the Investor Stock subject to the Second Notice and on the same terms and conditions as set forth therein. Except as set forth in Section 2.3(c), the Qualified Investors who so exercise their rights (the “Participating Investors”) shall effect the purchase of the Investor Stock, including payment of the purchase price, not more than five days after delivery of the Investor Notice, and at such time the Selling Investor shall deliver to the Participating Investors the certificate(s) representing the Investor Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

(b) Each Qualified Investor’s pro rata share shall be equal to the product obtained by multiplying (i) the aggregate number of shares of Investor Stock covered by the Second Notice and (ii) a fraction, the numerator of which is the number of shares of Common Stock held by the Participating Investor at the time of the First Notice, and the denominator of which is the total number of shares of Common Stock outstanding at the time of the First Notice held by all Qualified Investors.

(c) In the event that not all of the Qualified Investors elect to purchase their pro rata share of the Investor Stock available pursuant to their rights under Section 2.3(a) within the Investor ROFR Period, then the Selling Investor shall give written notice to each of the

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Participating Investors within 20 days following the expiration of the Investor ROFR Period (the “Overallotment Notice”), which shall set forth the number of shares of Investor Stock not purchased by the other Qualified Investors, and shall offer such Participating Investors the right to acquire such unsubscribed shares. Each Participating Investor shall have five days after receipt of the Overallotment Notice to deliver a written notice to the Selling investor (the “Participating Investors Overallotment Notice”) indicating the number of unsubscribed shares that such Participating Investor desires to purchase, and each such Participating Investor shall be entitled to purchase such number of unsubscribed shares on the same terms and conditions as set forth in the Second Notice. In the event that the Participating Investors desire, in the aggregate, to purchase in excess of the total number of available unsubscribed shares, then the number of unsubscribed shares that each Participating Investor may purchase shall be reduced on a pro rata basis. For purposes of this Section 2.3(c) the denominator described in clause (ii) of subsection 2.3(b) above shall be the total number of shares of Common Stock held by all Participating Investors at the time of the First Notice. The Participating Investors shall then effect the purchase of the Investor Stock, including payment of the purchase price, not more than five days after delivery of the Participating Investors Overallotment Notice, and at such time, the Selling Investor shall deliver to the Participating Investors the certificates representing the Investor Stock to be purchased by the Participating Investors, each certificate to be properly endorsed for transfer.

2.4 Right of Co-Sale.

(a) In the event the Company and the Qualified Investors fail to exercise their respective rights to purchase all of the Investor Stock subject to Sections 2.2 and 2.3 hereof, following the exercise or expiration of the rights of purchase set forth in Section 2.2 and 2.3, then the Selling Investor shall deliver to the Company and each Qualified Investor written notice (the “Co-Sale Notice”) that each Qualified Investor shall have the right, exercisable upon written notice to such Selling Investor with a copy to the Company within 15 days after receipt of the Co-Sale Notice (the “Co-Sale Period”), to participate in such Transfer of Investor Stock on the same terms and conditions. Such notice shall indicate the number of shares of Investor Stock up to that number of shares determined under Section 2.4(b) such Qualified Investor wishes to sell under his or her right to participate. To the extent one or more of the Qualified Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Investor Stock that such Qualified Investor may sell in the transaction shall be correspondingly reduced.

(b) Each Qualified Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Investor Stock covered by the Co-Sale Notice and not purchased by the Company or Qualified Investors pursuant to Section 2.2 or 2.3 by (ii) a fraction the numerator of which is the number of shares of Common Stock held by such Qualified Investor at the time of the First Notice and the denominator of which is the total number of shares of Common Stock held by all Qualified Investors (excluding shares purchased by the Company and/or Qualified Investors pursuant to Section 2.2 or 2.3).

(c) Each Qualified Investor who elects to participate in the Transfer pursuant to this Section 2.4 (a “Co-Sale Participant”) shall effect its participation in the Transfer by

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promptly delivering to such Selling Investor for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock which such Co-Sale Participant elects to sell.

(d) The stock certificate or certificates that the Co-Sale Participant delivers to such Selling Investor pursuant to Section 2.4(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Selling Investor shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Selling Investor shall not sell to such prospective purchaser or purchasers any Investor Stock unless and until, simultaneously with such sale, such Selling Investor shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Co-Sale Notice.

(e) The exercise or non-exercise of the rights of any Qualified Investor hereunder to participate in one or more Transfers of Investor Stock made by any Qualified Investor shall not adversely affect his right to participate in subsequent Transfers of Investor Stock subject to Section 2.

(f) To the extent that the Qualified Investors do not elect to participate in the sale of the Investor Stock subject to the Co-Sale Notice, such Selling Investor may, not later than 60 days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for the closing of the Transfer of such Investor Stock covered by the Co-Sale Notice within 30 days of such agreement on terms and conditions not materially more favorable to the transferor than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Investor Stock by an Investor, shall again be subject to the first refusal and co-sale rights of the Company and/or Investors and shall require compliance by an Investor with the procedures described in this Section 2.

3. EXEMPT TRANSFERS.

3.1 Notwithstanding the foregoing, the notice, first refusal and co-sale rights of the Company and/or the Investors set forth in Section 2 above shall not apply to (i) any transfer without consideration to the Investor’s ancestors, descendants or spouse or to trusts for the benefit of such persons or the Investor, (ii) transfers to any person or entity affiliated with such Investor, or (iii) any transfer in connection with a PRTS Buyout Option or a Company Buyout Option (each as defined in the Company’s Investor Rights Agreement, dated as of the date hereof); provided that in the event of any transfer made pursuant to one of the exemptions provided by clauses (i) or (ii), the pledgee or transferee shall enter into a written agreement to be bound by and comply with all provisions of this Agreement, as if it were an original Investor hereunder, including without limitation Section 2. Such transferred Investor Stock shall remain “Investor Stock” hereunder, and such pledgee or transferee shall be treated as the “Investor” for purposes of this Agreement.

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3.2 Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Investor Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

3.3 This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from the Investor pursuant to any right of first refusal set forth in the Bylaws of the Company.

4. PROHIBITED TRANSFERS.

4.1 Call Option. In the event of a prohibited transfer in violation of Section 2.3 hereof (a “Prohibited Transaction”), the Qualified Investors shall have the option to purchase from the pledgee, purchaser or transferee of the Investor Stock transferred in violation of Section 2.3, the number of shares that the Qualified Investors would have been entitled to purchase had such Prohibited Transaction been effected in accordance with Section 2.3 hereof, on the following terms and conditions:

(a) the price per share at which the shares are to be purchased by the Qualified Investor shall be equal to the price per share paid to such Selling Investor by the third party purchaser or purchasers of such Investor Stock that is subject to the Prohibited Transaction; and

(b) the Selling Investor effecting such Prohibited Transaction shall reimburse the Qualified Investor for any expenses, including legal fees and expenses, incurred in effecting such purchase.

4.2 Put Option.

(a) In the event that an Investor should sell any Investor Stock in contravention of the co-sale rights of each Qualified Investor under Section 2.4 of this Agreement (a “Prohibited Transfer”), each Qualified Investor, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and such Selling Investor shall be bound by the applicable provisions of such option.

(b) In the event of a Prohibited Transfer, each Qualified Investor shall have the right to sell to such Selling Investor the type and number of shares of Common Stock equal to the number of shares each Qualified Investor would have been entitled to transfer to the purchaser under Section 2.4 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

(c) The price per share at which the shares are to be sold to the Selling Investor shall be equal to the price per share paid by the purchaser to such Selling Investor in such Prohibited Transfer. The Selling Investor shall also reimburse each Qualified Investor for any and all fees and expenses, including legal fees and expenses, incurred in connection with the exercise or the attempted exercise of the Qualified Investor’s rights under Section 2.4.

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(d) Within 90 days after the date on which a Qualified Investor received notice of the Prohibited Transfer, such Qualified Investor shall, if exercising the option created hereby, deliver to the Selling Investor the certificate or certificates representing the shares to be sold, each certificate to be properly endorsed for transfer.

(e) Such Selling Investor shall, upon receipt of the certificate or certificates for the shares to be sold by a Qualified Investor, pursuant to this Section 4.2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4.2(c), in cash or by other means acceptable to the Investor.

4.3 Voidability of Transfer. Notwithstanding the foregoing, any purported Transfer by an Investor in violation of Section 2 and/or Section 3 hereof shall be voidable at the option of the holders of a majority of the Investor Stock if the holders of a majority of the Investor Stock do not elect to exercise the call or put option set forth in this Section 4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the holders of a majority of the Investor Stock.

5. LEGEND.

5.1 Each certificate representing shares of Investor Stock now or hereafter owned by the Investors or issued to any person in connection with a Transfer pursuant to Section 3.1 hereof shall be endorsed with the following legend:

“THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN SOME CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND AMONG THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

5.2 The Investors agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5.1 above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed at the request of any Investor following termination of this Agreement.

6. MISCELLANEOUS.

6.1 Conditions to Exercise of Rights. Exercise of the Investors’ rights under this Agreement shall be subject to and conditioned upon, and the Company shall use its best efforts to assist each Investor in, compliance with applicable laws.

6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as such laws are applied to agreements among Delaware residents

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entered into and performed entirely within the State of Delaware, without reference to the conflict of laws provisions thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in New York, New York.

6.3 Amendment. Any provision of this Agreement may be amended or modified and/or the observance thereof may be waived or this Agreement terminated, only with the written consent of (i) the Company and (ii) the Investors holding at least a majority of the Common Stock held by all Investors. Any amendment or waiver effected in accordance with this Section 6.3 shall be binding upon each Investor, its successors and assigns and the Company. No consent of any party hereto shall be necessary to include as a party to this Agreement any transferee required to become a party hereto pursuant to Section 3.1 hereof.

6.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

6.5 Term. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

(a) the date of the closing of a firm commitment underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended; or

(b) the date of the closing of an Acquisition or Asset Transfer (each as defined below).

For purposes of this Agreement “Acquisition” shall mean (A) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization of the Company, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (B) any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

For purposes of this Agreement “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Company.

6.6 Ownership. Each Investor represents and warrant that he, she or it is the sole legal and beneficial owner of those shares of Investor Stock he or she currently holds subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

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6.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, with written verification of receipt, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature page or Exhibits hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

6.8 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

6.9 Entire Agreement. This Agreement and the exhibit hereto, along with the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

6.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Common Stock pursuant to the Purchase Agreement, as may be amended from time to time, any purchaser of such shares of Common Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor” hereunder.

6.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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The foregoing RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is hereby executed as of the date first above written.

COMPANY:		INVESTORS:

AUTOMD, INC.		U.S. AUTO PARTS NETWORK, INC.

By:	/s/ Tracey Virtue	By:	/s/ Shane Evangelist

Name:	Tracey Virtue	Name:	Shane Evangelist

Title:	President	Title:	CEO

MUZZY-LYON AUTO PARTS, INC.

		By:	/s/ Michelle Taigman

		Name:	Michelle Taigman

		Title:	Assistant Secretary

MANHEIM INVESTMENTS, INC.

		By:	/s/ Joseph Luppino

		Name:	Joseph Luppino

		Title:	Senior Vice President

The foregoing RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT is hereby executed as of the date first above written.

INVESTORS:

OAK INVESTMENT PARTNERS XI, LIMITED PARTNERSHIP

By: Oak Associates XI, LLC, its General Partner

By:	/s/ Fred Harman

Name:	Fred Harman

Title:	Managing Member

SOL KHAZANI LIVING TRUST

By:	/s/ Sol Khazani

Name:	Sol Khazani

Title:	Trustee

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EXHIBIT A

LIST OF INVESTORS

NAME OF INVESTOR	SHARES OF COMMON STOCK

U.S. Auto Parts Network, Inc. 16941 Keegan Avenue Carson, California 90746	12,500,000

Muzzy-Lyon Auto Parts, Inc. 26555 Northwestern Highway Southfield, Michigan 48033	3,000,000

Manheim Investments, Inc. 6205 Peachtree Dunwoody Road Atlanta, Georgia 30328	2,000,000

Oak Investment Partners XI, L.P. 525 University Avenue Suite 1300 Palo Alto, CA 94301	1,500,000

Sol Khazani Living Trust 578 Washington Blvd#854 Marina Del Rey, Ca 90292	500,000

A-1